                        SEMIANNUAL REPORT / APRIL 30 2000

                       AIM GLOBAL FINANCIAL SERVICES FUND

                                 [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                                 [ COVER IMAGE ]

                     -------------------------------------

                THE BANKER AND HIS WIFE BY QUENTIN METSYS (1514)

           THE WORLD'S EARLIEST BANKS CAME ABOUT WHEN PEOPLE PRESENTED

           THEIR FORTUNES FOR SAFEKEEPING TO THOSE THEY COULD TRUST,

           USUALLY GOLDSMITHS. THE GOLDSMITHS WOULD ISSUE A NOTE THAT

          OFFERED TO PAY THE BEARER THE VALUE OF THE COINS DEPOSITED.

            THESE NOTES WERE OFTEN EXCHANGED AND CIRCULATED, RATHER

             THAN CASHED IN, AND THE GOLDSMITHS PROFITED BY CHARGING

          INTEREST ON THE LOANS THEY GRANTED USING THE GOLD AND SILVER

                              IN THEIR POSSESSION.

                     -------------------------------------

AIM Global Financial Services Fund is for shareholders seeking long-term growth of capital by investing primarily in the equity securities of financial-services companies, including those engaged in banking, insurance, investment management, brokerage and diversified financial activities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Financial Services Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns as of the close of the reporting period are shown in a table in the managers' overview on the pages that follow. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, 13.78%; five years, 22.19%; inception (5/31/94), 16.23%. Class B shares, one year, 13.92%; five years, 22.59%; inception (5/31/94), 16.54%. Class C shares, one year, 17.83%; inception (3/1/99), 25.43%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Financial Services Fund Index represents an average of the 10 largest financial-services funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI All Countries (AC) World Index is a group of global securities traded on more than 50 markets in developed and emerging countries tracked by Morgan Stanley Capital International.
o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                       AIM GLOBAL FINANCIAL SERVICES FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

                   When we started AIM in 1976, we had only a table, two chairs
     [PHOTO OF     and a telephone. At the time, Bob Graham, Gary Crum and I had
    Charles T.     the idea of creating a mutual fund company that put people
      Bauer,       first. Our slogan, "people are the product," means that
   Chairman of     people--our employees and our investors--are our company.
   the Board of        Almost a quarter-century later, we've grown to more than
     THE FUND      seven million investors, $176 billion in assets under
   APPEARS HERE]   management and 53 retail funds. Over that time, the industry as a whole has grown from $51 billion in assets to more than
     [PHOTO OF     $7 trillion today. I never dreamed we would see such
     Robert H.     phenomenal growth. You are the main reason for our success,
      Graham,      and I want you to know how much I appreciate your loyalty and
    APPEARS HERE]  trust over the past 24 years.
                       Usually in this letter I review market activity during
                   the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
     I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
     Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
     In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
     If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
     Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                       AIM GLOBAL FINANCIAL SERVICES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


FINANCIAL STOCKS RIDE VOLATILE
MARKET ROLLER COASTER

HOW DID AIM GLOBAL FINANCIAL SERVICES FUND PERFORM OVER THE REPORTING PERIOD? For the six-month period ended April 30, 2000, the fund's Class A, Class B and Class C shares posted returns of 6.46%, 6.19% and 6.19%, respectively. (These returns are at net asset value, which does not include sales charges.) The fund slightly underperformed the MSCI AC World Index, which had a return of 8.07% for the reporting period. However, the fund significantly outperformed the Lipper Financial Services Fund Index, which had a return of -10.02% for the reporting period. Net assets in the fund grew from $81.9 million to $113 million over the past six months.

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE REPORTING PERIOD?
After an almost uninterrupted rise through the final months of 1999, stocks began hitting air pockets early in 2000. The large-company-driven Dow hit its all-time high in mid-January. But a variety of factors converged to shake market confidence and led to unusual volatility in March and April, including continued robust U.S. economic growth, fears of rising interest rates and early indications of increasing inflation pressures. The capriciousness of the markets proved quite unsettling to many investors.
     For all the headline-making one-day dips and dives among various benchmarks, it's worth noting that the most widely reported stock indexes all gained during the six months covered by this report. A great deal of the market's volatility was confined to some very high-flying tech stocks that saw their values plummet in the Nasdaq shakeout late in the reporting period. For the most part, company earnings reports continued to be positive for the first quarter of 2000 across a broad array of industries, from banking and health care to energy and certain technologies.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUND?
Despite largely unchanged fundamentals within the financial sector, the fund has not escaped the volatility of the broader equity market. At the end of 1999, financials were under pressure due to interest-rate and Y2K fears. Additionally, many value managers, who traditionally buy bank and insurance stocks when those prices decline, sold these stocks to meet increased redemptions in their own mutual funds. Our discipline of buying quality growth names insulated the fund from much of this selling pressure.
     Throughout most of the first part of 2000, financials remained under pressure due to continued inflation and interest-rate fears among investors. Many growth-oriented financials experienced a sell-off as investors sought more technology names to buy. This hurt the fund's performance. However, when uneasiness about earnings (and the lack thereof) cropped up among tech and other investors, financials were able to rally somewhat as there was a rotation into more established sectors of the market. This was positive for the fund.

HAVE INTEREST-RATE CONCERNS AFFECTED THE WAY YOU MANAGE THE FUND?
Generally speaking, most financials are fairly well insulated from gradual increases in interest rates because their businesses aren't solely focused on areas that are highly interest-rate sensitive. But many investors tend to sell financials anyway in a rising interest-rate environment because of psychological factors. While we do consider the impact of interest rates on our holdings, we do not try to predict interest-rate movements. Rather, we try to take advantage of short-term market downturns--which tend to be overdone--to add to our favorite positions.

HOW HAS THE PORTFOLIO CHANGED SINCE YOUR LAST REPORT?
The fund remains heavily weighted in large-cap diversified financial-services companies that operate on a global playing field. We see three key trends that will ultimately

FUND BEATS LIPPER FINANCIAL
SERVICES FUND INDEX

Total returns for the six months ended 4/30/00, excluding sales charges
================================================================================
FUND CLASS A SHARES            6.46%
FUND CLASS B SHARES            6.19%
FUND CLASS C SHARES            6.19%
LIPPER INDEX                 -10.02%
================================================================================

GROWTH OF NET ASSETS

10/31/99-4/30/00, in millions

================================================================================
10/31/99                       $81.9
4/30/00                        $ 113
================================================================================


          See important fund and index disclosures inside front cover.


                       AIM GLOBAL FINANCIAL SERVICES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


separate the wheat from the chaff in the financial sector:

o Increased demand for banking products and services and financial advice, driven by the globalization of the world's economies and financial markets.
o Positive demographic trends in the United States and abroad, meaning more growth for asset managers and other wealth accumulators.
o Technology that changes the way consumers and businesses conduct financial transactions and helps improve efficiency.

     From these trends, we believe investment banks and brokers, asset managers and companies with a technology advantage stand the best chance of emerging as winners. So we remain overweighted in these areas. Additionally, we increased our holdings in banks and brokerage firms that have profited from the strong financial markets and the IPO (initial public offering) calendar. We remain underweighted in regional banks and insurance companies where growth is harder to come by.

WHAT WERE SOME COMPANIES YOU FAVORED?
Investors Financial Services has been a strong performer for the fund, with recent earnings coming in 45% ahead of a year earlier. The company provides asset-administration services, such as multi-currency accounting, for numerous types of asset managers. Fund holding Chase Manhattan, the nation's third-largest bank, posted a 16% rise in profits for the first quarter, helped by higher investment-banking fees and gains in its venture-capital portfolio. Morgan Stanley Dean Witter, an investment-banking and retail-brokerage powerhouse, was a top-performing fund holding. The firm reported a 50% increase in its fiscal first-quarter income over the previous year, one of a string of brokerage companies to report robust growth. Of particular benefit to the firm's revenue was its underwriting of tech-related companies.
     We continue to favor companies that are moving their services to the Internet because we think this area has enormous growth potential. Wells Fargo, a core fund holding, was one of the first traditional banks to delve successfully into Internet banking. The country's sixth-largest commercial bank, Wells Fargo continues to grow through acquisition to become a formidable presence in the western United States.
     New top fund holdings included Bank of New York, a leading securities and cash-processing trust and custody bank, which has shown accelerating earnings and declining credit risk. Another top fund holding was Kansas City Southern. The company owns controlling interests in several financial asset-management companies that have had strong asset inflows, helping it produce consistently good earnings.

WHAT IS YOUR NEAR-TERM OUTLOOK?
Fundamentals among financial companies as a whole are still positive. However, intense competition and overcapacity remain factors in the sector that will limit the growth opportunities of some companies. But because we focus on growth companies with strong earnings that are well positioned for the globalization of financial services and the impact of new technology, we believe the fund will be able to capitalize on the positive trends in the financial sector.

PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets

=========================================================================================================
TOP 10 EQUITY HOLDINGS                               TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------
  1. Citigroup, Inc.                        4.37%      1. Financial (Diversified)           15.60%
  2. American Express Co.                   3.99       2. Investment Banking/Brokerage      11.42
  3. Investors Financial Services Corp.     3.98       3. Consumer Finance                  10.04
  4. Chase Manhattan Corp. (The)            3.96       4. Banks (Major Regional)             8.63
  5. Marsh & McLennan Cos. Inc.             3.93       5. Banks (Money Center)               7.99
  6. Bank of New York Co., Inc. (The)       3.89       6. Insurance (Multi-Line)             6.94
  7. Morgan Stanley Dean Witter & Co.       3.81       7. Banks (Regional)                   5.13
  8. American International Group, Inc.     3.16       8. Services (Data Processing)         4.73
  9. Freddie Mac                            3.05       9. Insurance (Life/Health)            4.51
 10. Kansas City Southern Industries, Inc.  2.86      10. Insurance Brokers                  4.45

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=========================================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/00, including sales charges

CLASS A SHARES

================================================================================
Inception (5/31/94)         15.23%

5 Years                     20.76

1 Year                      -1.28*

*3.64% excluding sales charges
================================================================================

CLASS B SHARES

================================================================================
Inception (5/31/94)         15.53%

5 Years                     21.16

1 Year                      -1.11*

*3.14% excluding CDSC
================================================================================

CLASS C SHARES

================================================================================
Inception (3/1/99)          19.41%

1 Year                       2.29*

*3.14% excluding CDSC
================================================================================

Past performance cannot guarantee comparable future results.

     MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


          See important fund and index disclosures inside front cover.

                       AIM GLOBAL FINANCIAL SERVICES FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


TIME FOR A FINANCIAL TUNE-UP?

GET HELP FROM YOUR FINANCIAL ADVISOR

Keeping track of your investment may require more than just glancing at its total value. If you haven't checked the asset allocation of your portfolio in a while, you should. It may look different now.

OUT OF BALANCE
Say you invested $50,000 in equity funds and $50,000 in fixed-income funds on December 31, 1994, and simply reinvested your income and capital-gains distributions for five years, making no new investments or withdrawals. (For this example, we're using the S&P 500 Index and the Lehman Aggregate Bond Index as indicators of stock and bond performance.*) During those five years, stocks produced an average annual total return of 28.56%, while bonds grew only 7.73% per year on average. As a result, you'd have $175,570 in stock funds and $72,553 in bond funds (a 71/29 allocation) on December 31, 1999. If you wanted to bring your allocation back into balance, you'd need to shift $51,508 from stock to fixed-income funds.

TAX CONSEQUENCES
One way to rebalance is to shift your assets among different funds: selling equity shares and moving the proceeds into your fixed-income funds. But keep in mind that this step may trigger tax consequences, since the movement of shares from one fund to another represents the sale of a security.
     Alternatively, you can let your asset allocation change gradually by altering the proportions of your new investments. Simply raise the amount you invest in fixed-income funds and lower the amount going into equity funds.

TAX-SHELTERED PLANS
Rebalancing within a tax-sheltered plan, such as a 401(k) or an IRA, makes even more sense, since there are no tax consequences for selling and buying new shares.

PERIODIC CHECK-UPS
The key allocation to watch is your overall stock and fixed-income mix. It's that mix that will have the biggest influence on your risk and return. However, rebalancing doesn't mean fiddling constantly with your account or attempting to time the market by moving money around to chase the hottest sectors. It simply means revisiting your portfolio periodically to make sure it's still right for you. Your financial advisor should be able to help you determine if your current portfolio composition is meeting your short- and long-term financial goals. That's why we recommend regular visits with your advisor as a way to keep an eye on your nest egg.

YOU AND YOUR FINANCIAL ADVISOR
Once a year, you and your financial advisor should meet to look ahead, review investments and take another look at your goals, according to the Forum for Investor Advice, a nonprofit association that educates investors about the role and value of professional financial advisors.

*The Lehman Aggregate Bond Index is an unmanaged index generally considered representative of corporate debt securities. The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends. An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

TIME AND MARKETS SHIFT BALANCE

Market performance can affect the allocation of a portfolio. This example illustrates an initial investment of $50,000 in equity funds and $50,000 in bond funds. Five years later, the assets have shifted to $175,570 in stock funds and $72,553 in bond funds, due to the strong performance of the stock market.

================================================================================
12/31/94              50% STOCK FUNDS            50% BOND FUNDS

12/31/99              71% STOCK FUNDS            29% BOND FUNDS

Source: Wiesenberger
================================================================================


                       AIM GLOBAL FINANCIAL SERVICES FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


     A financial advisor can help you with every kind of financial goal, whether that's saving up for a house, eliminating debt or saving for a comfortable retirement. An advisor who knows you well and understands your needs can make all the difference in your financial future. He or she can

o evaluate your total financial situation and help you formulate a comprehensive financial plan;
o explain different types of investments, as well as their potential risks and benefits;
o    suggest an investment portfolio that can handle changing market conditions;
     and
o    help you make clear-headed decisions during market volatility.

GETTING THE MOST FROM YOUR PLANNING SESSION
Your advisor needs a complete picture of your financial status to prepare a workable plan. Come prepared to talk about your financial situation, your goals and your feelings about risk. And don't be afraid to ask lots of questions. Good financial advisors take investor education seriously, so take advantage of their store of knowledge and materials.
     The Forum for Investor Advice suggests that you discuss the following with your financial advisor:

o    changes in the financial markets
o    changes in your goals and current situation
o    retirement plans
o    estate planning
o    outlook for the markets

     Take along our checklist (right) to get you started on the path to good planning. And don't forget to stay in touch. Maintaining regular contact with your financial advisor can keep you moving toward your goals, especially when your life circumstances or financial needs change.

                                    [PHOTO]

CONSULTATION CHECKLIST

WHAT TO BRING:

[ ] A list of all your assets, including real estate, life insurance, stocks and bonds, and mutual funds

[ ]  A list of all your expenses, including likely future expenses

[ ] A timetable of your financial goals, including an estimate of when you want to retire

WHAT TO ASK:

[ ]  How can I estimate what my goals will cost?

[ ]  How much money do I need to invest, and how often?

[ ]  How many different kinds of investments do I need?

[ ]  How do I determine my risk tolerance?

[ ]  What are the possible risks of the investments you've suggested?

[ ] What effect will these investments have on my taxes? What forms will I need to file?

[ ]  How often do I need to revise my plan?

[ ]  How will I know how my investments are doing?

[ ]  How can I make changes to my plan?

[ ]  What kinds of communication will I get from you?

[ ]  Where can I get more information on what we've talked about?

[ ]  What do I need to do after this meeting?


                       AIM GLOBAL FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-83.52%

BANKS (MAJOR REGIONAL)-8.63%

Bank of New York Co., Inc. (The)        107,000   $  4,393,687
--------------------------------------------------------------
FleetBoston Financial Corp.              50,000      1,771,875
--------------------------------------------------------------
Mellon Financial Corp.                   40,000      1,285,000
--------------------------------------------------------------
Wells Fargo Co.                          56,000      2,299,500
--------------------------------------------------------------
                                                     9,750,062
--------------------------------------------------------------

BANKS (MONEY CENTER)-6.49%

Bank of America Corp.                    19,000        931,000
--------------------------------------------------------------
Chase Manhattan Corp. (The)              62,000      4,467,875
--------------------------------------------------------------
J.P. Morgan & Co., Inc.                  15,000      1,925,625
--------------------------------------------------------------
                                                     7,324,500
--------------------------------------------------------------

BANKS (REGIONAL)-3.12%

City National Corp.                      49,000      1,803,812
--------------------------------------------------------------
Firstar Corp.                            69,000      1,716,375
--------------------------------------------------------------
                                                     3,520,187
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-3.58%

724 Solutions Inc.(a)                     6,500        328,250
--------------------------------------------------------------
Digital Insight Corp.(a)                 11,000        430,375
--------------------------------------------------------------
eSPEED, Inc.-Class A(a)                  19,000        897,750
--------------------------------------------------------------
Intuit Inc.(a)                           40,000      1,437,500
--------------------------------------------------------------
S1 Corp.(a)                              17,500        950,469
--------------------------------------------------------------
                                                     4,044,344
--------------------------------------------------------------

CONSUMER FINANCE-10.04%

Capital One Financial Corp.              59,000      2,581,250
--------------------------------------------------------------
Investors Financial Services Corp.       55,100      4,497,537
--------------------------------------------------------------
MBNA Corp.                               61,000      1,620,312
--------------------------------------------------------------
Providian Financial Corp.                30,000      2,641,875
--------------------------------------------------------------
                                                    11,340,974
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.81%

General Electric Co.                     13,000      2,044,250
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-14.57%

American Express Co.                     30,000      4,501,875
--------------------------------------------------------------
Associates First Capital Corp.-Class
  A                                      25,000        554,687
--------------------------------------------------------------
Citigroup Inc.                           83,000      4,933,312
--------------------------------------------------------------
Fannie Mae                               50,000      3,015,625
--------------------------------------------------------------
Freddie Mac                              75,000      3,445,313
--------------------------------------------------------------
                                                    16,450,812
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-4.51%

AFLAC, Inc.                              40,000      1,952,500
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
INSURANCE (LIFE/HEALTH)-(CONTINUED)

AXA Financial, Inc.                      35,000   $  1,141,875
--------------------------------------------------------------
MetLife, Inc.(a)                         75,000      1,242,188
--------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                           27,000        752,625
--------------------------------------------------------------
                                                     5,089,188
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-3.90%

American International Group, Inc.       32,500      3,564,844
--------------------------------------------------------------
Hartford Financial Services Group,
  Inc. (The)                             16,000        835,000
--------------------------------------------------------------
                                                     4,399,844
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.81%

Radian Group Inc.                        18,000        916,875
--------------------------------------------------------------

INSURANCE BROKERS-4.45%

Aon Corp.                                22,000        595,375
--------------------------------------------------------------
Marsh & McLennan Cos. Inc.               45,000      4,435,313
--------------------------------------------------------------
                                                     5,030,688
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-10.43%

Lehman Brothers Holdings, Inc.           30,000      2,461,875
--------------------------------------------------------------
Merrill Lynch & Co., Inc.                23,000      2,344,563
--------------------------------------------------------------
Morgan Stanley Dean Witter & Co.         56,000      4,298,000
--------------------------------------------------------------
Schwab (Charles) Corp. (The)             27,500      1,223,750
--------------------------------------------------------------
TD Waterhouse Group, Inc.(a)             72,500      1,454,531
--------------------------------------------------------------
                                                    11,782,719
--------------------------------------------------------------

INVESTMENT MANAGEMENT-2.06%

Alliance Capital Management L.P.         36,000      1,613,250
--------------------------------------------------------------
Knight/Trimark Group, Inc.-Class
  A(a)                                   19,000        716,063
--------------------------------------------------------------
                                                     2,329,313
--------------------------------------------------------------

RAILROADS-2.86%

Kansas City Southern Industries,
  Inc.                                   45,000      3,234,375
--------------------------------------------------------------
SAVINGS & LOAN COMPANIES-1.03%
Golden West Financial Corp.              34,000      1,160,250
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.50%

Waddell & Reed Financial, Inc.-Class
  A                                      21,000        559,125
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-4.73%

CheckFree Holdings Corp.(a)              20,000      1,016,250
--------------------------------------------------------------
Concord EFS, Inc.(a)                     52,000      1,163,500
--------------------------------------------------------------
First Data Corp.                         65,000      3,164,688
--------------------------------------------------------------
                                                     5,344,438
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $75,449,049)                            94,321,944
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
FOREIGN STOCKS-9.39%

FRANCE-2.45%

AXA (Insurance-Multi-Line)               18,650   $  2,767,443
--------------------------------------------------------------

HONG KONG-2.01%

Dah Sing Financial Group
  (Banks-Regional)                      580,800      2,274,226
--------------------------------------------------------------

JAPAN-1.81%

Nikko Securities Co., Ltd. (The)
  (Investment Banking/Brokerage)         94,000      1,109,876
--------------------------------------------------------------
Nomura Securities Co., Ltd.
  (Finance-Asset Management)             37,000        931,981
--------------------------------------------------------------
                                                     2,041,857
--------------------------------------------------------------

MEXICO-1.03%

Grupo Financiero Banamex Accival,
  S.A. de C.V. (Banacci)
  (Financial-Diversified)(a)            322,000      1,163,196
--------------------------------------------------------------

NETHERLANDS-0.59%

Aegon N.V. (Insurance-Multi-Line)         9,263        670,410
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
SINGAPORE-1.50%

DBS Group Holdings Ltd. (Banks-Money
  Center)(a)                            123,040   $  1,694,170
--------------------------------------------------------------
    Total Foreign Stocks (Cost
      $7,210,957)                                   10,611,302
--------------------------------------------------------------

MONEY MARKET FUNDS-6.18%

STIC Liquid Assets Portfolio(b)       3,487,653      3,487,653
--------------------------------------------------------------
STIC Prime Portfolio(b)               3,487,653      3,487,653
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $6,975,306)                                    6,975,306
--------------------------------------------------------------
TOTAL INVESTMENTS-99.09% (Cost
  $89,635,312)                                     111,908,552
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.91%                  1,029,887
--------------------------------------------------------------
NET ASSETS-100.00%                                $112,938,439
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $89,635,312)                                  $111,908,552
------------------------------------------------------------
Receivables for:
  Investments sold                                   807,161
------------------------------------------------------------
  Fund shares sold                                 1,187,533
------------------------------------------------------------
  Dividends and interest                             249,278
------------------------------------------------------------
Collateral for securities on loan                  1,522,120
------------------------------------------------------------
Other assets                                          25,819
------------------------------------------------------------
    Total assets                                 115,700,463
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                              851,472
------------------------------------------------------------
  Fund shares reacquired                             139,291
------------------------------------------------------------
  Return of collateral for securities loaned       1,522,120
------------------------------------------------------------
Accrued advisory fees                                 84,586
------------------------------------------------------------
Accrued administrative services fees                   4,098
------------------------------------------------------------
Accrued distribution fees                             79,226
------------------------------------------------------------
Accrued transfer agent fees                           22,181
------------------------------------------------------------
Accrued trustees' fees                                   679
------------------------------------------------------------
Accrued operating expenses                            58,371
------------------------------------------------------------
    Total liabilities                              2,762,024
------------------------------------------------------------
Net assets applicable to shares
  outstanding                                   $112,938,439
============================================================

NET ASSETS:

Class A                                         $ 50,009,609
------------------------------------------------------------
Class B                                         $ 56,386,498
------------------------------------------------------------
Class C                                         $  6,542,332
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            2,458,469
------------------------------------------------------------
Class B                                            2,847,097
------------------------------------------------------------
Class C                                              330,301
------------------------------------------------------------
Class A:
  Net asset value and redemption price per
    share                                       $      20.34
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $20.34 divided by
      95.25%)                                   $      21.35
------------------------------------------------------------
Class B:
  Net asset value and offering price per share  $      19.80
------------------------------------------------------------
Class C:
  Net asset value and offering price per share  $      19.81
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends income (net of $2,820 foreign
  withholding tax)                                $  737,394
------------------------------------------------------------
Interest                                                 566
------------------------------------------------------------
Securities lending                                    11,921
------------------------------------------------------------
    Total investment income                          749,881
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                     442,255
------------------------------------------------------------
Accounting services fees                              25,000
------------------------------------------------------------
Custodian fees                                         7,781
------------------------------------------------------------
Distribution fees -- Class A                          94,221
------------------------------------------------------------
Distribution fees -- Class B                         247,971
------------------------------------------------------------
Distribution fees -- Class C                          14,796
------------------------------------------------------------
Transfer agent fees                                  132,306
------------------------------------------------------------
Printing fees                                         23,864
------------------------------------------------------------
Trustees' fees                                         3,663
------------------------------------------------------------
Other                                                 78,903
------------------------------------------------------------
    Total expenses                                 1,070,760
------------------------------------------------------------
Less: Fees waived by advisor                         (35,088)
------------------------------------------------------------
    Expenses paid indirectly                            (102)
------------------------------------------------------------
    Net expenses                                   1,035,570
------------------------------------------------------------
Net investment income (loss)                        (285,689)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            1,316,835
------------------------------------------------------------
  Foreign currencies                                 (42,614)
------------------------------------------------------------
                                                   1,274,221
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:

  Investment securities                            4,082,692
------------------------------------------------------------
  Foreign currencies                                  (5,392)
------------------------------------------------------------
                                                   4,077,300
------------------------------------------------------------
Net gain from investment securities and foreign
  currencies                                       5,351,521
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                      $5,065,832
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the year ended October 31, 1999 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2000           1999
                                                              ------------    -----------
OPERATIONS:

  Net investment income (loss)                                $   (285,689)   $  (280,309)
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, and forward contracts                            1,274,221     18,854,118
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, and forward contracts        4,077,300      8,883,185
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         5,065,832     27,456,994
-----------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                         (343,443)       (27,914)
-----------------------------------------------------------------------------------------
  Class B                                                         (299,756)            --
-----------------------------------------------------------------------------------------
  Class C                                                          (16,237)            --
-----------------------------------------------------------------------------------------
  Advisor Class*                                                   (29,048)       (62,446)
-----------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                       (5,350,284)       (50,561)
-----------------------------------------------------------------------------------------
  Class B                                                       (8,341,879)       (88,384)
-----------------------------------------------------------------------------------------
  Class C                                                         (287,629)            --
-----------------------------------------------------------------------------------------
  Advisor Class*                                                  (226,554)       (16,133)
-----------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                       22,627,611     (6,952,812)
-----------------------------------------------------------------------------------------
  Class B                                                       12,577,756    (14,361,940)
-----------------------------------------------------------------------------------------
  Class C                                                        6,080,236        578,307
-----------------------------------------------------------------------------------------
  Advisor Class*                                                  (431,451)   (11,056,810)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       31,025,154     (4,581,699)
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           81,913,285     86,494,984
-----------------------------------------------------------------------------------------
  End of period                                               $112,938,439    $81,913,285
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 87,404,539    $46,550,387
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (238,148)       736,025
-----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, and forward contracts        3,505,559     16,437,684
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and forward contracts                           22,266,489     18,189,189
-----------------------------------------------------------------------------------------
                                                              $112,938,439    $81,913,285
=========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Financial Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. The Fund invests substantially all of its investable assets in Global Financial Services Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through April 30, 2000, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
H. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
       In addition, the Portfolio's policy of concentrating its investments in companies in the financial services industry subjects the Portfolio to greater risk than a fund that is more diversified.
I. Indexed Securities -- The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Portfolio's average daily net assets, plus 0.70% on the next $500 million of the Portfolio's average daily net assets, plus 0.675% on the next $500 million of the Portfolio's average daily net assets, plus 0.65% on the Portfolio's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) to the maximum annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively. During the six months ended April 30, 2000, AIM waived fees of $35,088.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. For the six months ended April 30, 2000, AIM was paid $25,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $74,064 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $94,221, $247,971 and $14,796, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $16,231 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $1,268 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in custodian fees of $102 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $102 during the six months ended April 30, 2000.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans would be secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds.
  Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.
  At April 30, 2000, securities with an aggregate value of $1,492,275 were on loan to brokers. The loans were secured by cash collateral of $1,522,120 received by the Portfolio. For the six months ended April 30, 2000, the Portfolio received fees of $11,921 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the six months ended April 30, 2000 was $41,006,831 and $16,641,811, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $23,656,402
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,433,022)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $22,223,380
=========================================================

Cost of investments for tax purposes is
  $89,685,172.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 were as follows:

                                                                   APRIL 30, 2000              OCTOBER 31, 1999
                                                              ------------------------    --------------------------
                                                               SHARES        AMOUNT         SHARES         AMOUNT
                                                              ---------    -----------    ----------    ------------
Sold:
  Class A                                                     1,562,422    $31,578,778       833,262    $ 17,299,042
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       874,151     17,343,051       676,623      13,852,370
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                      326,843      6,527,528        32,543         712,656
--------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                70,059      1,508,705        27,443         605,576
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                       273,338      5,297,291         4,035          73,215
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       424,196      8,021,011         4,616          82,070
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                       11,109        210,474            --              --
--------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                12,981        253,124         4,287          78,579
--------------------------------------------------------------------------------------------------------------------
Conversion of Advisor Class shares to Class A shares***:
  Class A                                                       105,329      2,017,059            --              --
--------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                (104,619)    (2,017,059)           --              --
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                      (816,666)   (16,265,517)   (1,170,739)    (24,325,069)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      (640,466)   (12,786,306)   (1,411,988)    (28,296,380)
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                      (34,341)      (657,766)       (5,853)       (134,349)
--------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                (8,213)      (176,221)     (537,683)    (11,740,965)
--------------------------------------------------------------------------------------------------------------------
                                                              2,056,123    $40,854,152    (1,543,454)   $(31,793,255)
====================================================================================================================

*    Class C shares commenced sales on March 1, 1999.
** Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                          CLASS A
                                                          -----------------------------------------------------------------------
                                                                                            YEAR ENDED OCTOBER 31,
                                                          SIX MONTHS ENDED    ---------------------------------------------------
                                                             APRIL 30,
                                                                2000          1999(a)    1998(a)    1997(a)    1996(a)    1995(a)
                                                          ----------------    -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 23.23         $ 17.05    $ 17.22    $ 14.20    $11.92     $11.62
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.02)          (0.02)      0.07       0.04      0.05(b)    0.17(c)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                1.31            6.25       0.37       3.97      2.36       0.13
---------------------------------------------------------------------------------------------------------------------------------
    Net increase from investment operations                      1.29            6.23       0.44       4.01      2.41       0.30
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                    (0.25)          (0.02)     (0.01)        --     (0.12)        --
---------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                         (3.93)          (0.03)     (0.60)     (0.99)    (0.01)        --
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                         (4.18)          (0.05)     (0.61)     (0.99)    (0.13)        --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 20.34         $ 23.23    $ 17.05    $ 17.22    $14.20     $11.92
=================================================================================================================================
Total return(d)                                                 6.46%           36.62%      2.53%     29.91%    20.21%      2.58%
=================================================================================================================================
Ratios and supplemental data:
Net assets, end of period (000s omitted)                      $50,010         $30,987    $28,433    $29,639    $7,302     $5,687
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.99%(e)        1.99%      1.97%      2.29%     2.32%      2.34%
=================================================================================================================================
  Without fee waivers                                            2.07%(e)        2.12%      1.99%      2.36%     3.39%      9.14%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  asset                                                         (0.34)%(e)      (0.08)%     0.37%      0.23%     0.41%      1.46%
=================================================================================================================================
Portfolio turnover rate                                            20%            107%       111%        91%      103%       170%
=================================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.13.
(c) Before reimbursement the net investment income per share would have been reduced by $0.59.
(d) Total return does not include sales charge and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average net assets of $37,895,404.

                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                          SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                                             APRIL 30,        ---------------------------------------------------
                                                                2000          1999(a)    1998(a)    1997(a)    1996(a)    1995(a)
                                                          ----------------    -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 22.67         $16.71     $16.97     $14.06     $11.83     $11.60
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.08)         (0.12)     (0.02)     (0.04)     (0.01)(b)   0.11(c)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                1.28           6.11       0.37       3.94       2.34       0.12
---------------------------------------------------------------------------------------------------------------------------------
    Net increase from investment operations                      1.20           5.99       0.35       3.90       2.33       0.23
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                    (0.14)            --      (0.01)        --      (0.09)        --
---------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                         (3.93)         (0.03)     (0.60)     (0.99)     (0.01)        --
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                         (4.07)         (0.03)     (0.61)     (0.99)     (0.10)        --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 19.80         $22.67     $16.71     $16.97     $14.06     $11.83
=================================================================================================================================
Total return(d)                                                  6.13%         35.91%      2.08%     29.13%     19.81%      1.98%
=================================================================================================================================
Ratios and supplemental data:
Net assets, end of period (000s omitted)                      $56,386         $49,619    $48,785    $47,585    $9,886     $4,548
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.49%(e)       2.49%      2.47%      2.79%      2.82%      2.84%
=================================================================================================================================
  Without fee waivers                                            2.57%(e)       2.62%      2.49%      2.86%      3.89%      9.64%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.84)%(e)     (0.58)%    (0.13)%    (0.27)%    (0.09)%     0.96%
=================================================================================================================================
Portfolio turnover rate                                            20%           107%       111%        91%       103%       170%
=================================================================================================================================

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.13.
(c) Before reimbursement the net investment income per share would have been reduced by $0.59.
(d) Total return does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average net assets of $49,866,662.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                           CLASS C                                       ADVISOR CLASS
                               --------------------------------   ------------------------------------------------------------
                                               MARCH 1, 1999
                               SIX MONTHS       (DATE SALES
                                 ENDED          COMMENCED)                                      YEAR ENDED OCTOBER 31,
                               APRIL 30,            TO            NOVEMBER 1, 1999 TO    -------------------------------------
                                2000(a)     OCTOBER 31, 1999(a)   FEBRUARY 11, 2000(a)   1999(a)   1998(a)   1997(a)   1996(a)
                               ----------   -------------------   --------------------   -------   -------   -------   -------
Net asset value, beginning of
  period                        $ 22.67           $19.58                $ 23.58          $17.31    $17.40    $14.26    $11.95
------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                        (0.08)           (0.08)                  0.01            0.08      0.17      0.12      0.12(b)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain on investments            1.29             3.17                   0.12            6.34      0.35      4.01      2.36
------------------------------------------------------------------------------------------------------------------------------
    Net increase from
      investment operations        1.21             3.09                   0.13            6.42      0.52      4.13      2.48
------------------------------------------------------------------------------------------------------------------------------
Distributions to
  shareholders:
  From net investment income      (0.14)              --                  (0.50)          (0.12)    (0.01)       --     (0.16)
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
    investments                   (3.93)              --                  (3.93)          (0.03)    (0.60)    (0.99)    (0.01)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions           (4.07)              --                  (4.43)          (0.15)    (0.61)    (0.99)    (0.17)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
  period                        $ 19.81           $22.67                $ 19.28          $23.58    $17.31    $17.40    $ 14.26
==============================================================================================================================
Total return(d)                    6.19%           15.78%                  0.34%          37.37%     3.03%    30.52%    20.87%
==============================================================================================================================
Ratios and supplemental data:
Net assets, end of period
  (000s omitted)                $ 6,542           $  605                $ 2,017          $  702    $9,276    $3,738    $   72
==============================================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers                 2.49%(e)         2.49%(f)               1.49%(e)        1.48%     1.47%     1.79%     1.82%
==============================================================================================================================
  Without fee waivers              2.57%(e)         2.62%(f)               1.57%(e)        1.61%     1.49%     1.86%     2.89%
==============================================================================================================================
Ratio of net investment
  income (loss) to average
  net assets                      (0.84)%(e)        (0.58)%(f)             0.16%(e)        0.43%     0.87%     0.73%     0.91%
==============================================================================================================================
Portfolio turnover rate              20%             107%                    20%            107%      111%       91%      103%
==============================================================================================================================

                                  ADVISOR CLASS
                               -------------------
                                  JUNE 1, 1995
                                   (DATE SALES
                                   COMMENCED)
                                       TO
                               OCTOBER 31, 1995(a)
                               -------------------
Net asset value, beginning of
  period                             $11.09
-----------------------------
Income from investment
  operations:
  Net investment income
    (loss)                             0.09(c)
-----------------------------
  Net realized and unrealized
    gain on investments                0.77
-----------------------------
    Net increase from
      investment operations            0.86
-----------------------------
Distributions to
  shareholders:
  From net investment income             --
-----------------------------
  From net realized gain on
    investments                          --
-----------------------------
    Total distributions                  --
-----------------------------
Net asset value, end of
  period                             $11.95
=============================
Total return(d)                        7.75%
=============================
Ratios and supplemental data:
Net assets, end of period
  (000s omitted)                     $   31
=============================
Ratio of expenses to average
  net assets:
  With fee waivers                     1.84%(f)
=============================
  Without fee waivers                  8.64%(f)
=============================
Ratio of net investment
  income (loss) to average
  net assets                           1.96%(f)
=============================
Portfolio turnover rate                 170%
=============================

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.13.
(c) Before reimbursement the net investment income per share would have been reduced by $0.30.
(d) Total return does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average net assets of $2,975,533 and $1,467,582 for Class C and Advisor Class, respectively.
(f) Annualized.

NOTE 9-SUBSEQUENT EVENT

The Board of Trustees of AIM Investment Funds unanimously approved on May 23 and 24, 2000, a restructuring of the Fund, (the "Restructuring), and recommended that it be submitted to the Fund's shareholders for their approval. The Restructuring would include eliminating the "master/feeder" investment structure. It is anticipated that the Restructuring proposal will be submitted to Fund shareholders in September 2000, and if approved, that the Restructuring would be completed by September 2000.

BOARD OF TRUSTEES                            OFFICERS                              OFFICE OF THE FUND
C. Derek Anderson                            Robert H. Graham                      11 Greenway Plaza
President, Plantagenet Capital               Chairman and President                Suite 100
Management, LLC (an investment                                                     Houston, TX 77046
partnership); Chief Executive Officer,       Dana R. Sutton
Plantagenet Holdings, Ltd.                   Vice President and Treasurer          INVESTMENT MANAGER
(an investment banking firm)
                                             Samuel D. Sirko                       A I M Advisors, Inc.
Frank S. Bayley                              Vice President and Secretary          11 Greenway Plaza
Partner, law firm of                                                               Suite 100
Baker & McKenzie                             Melville B. Cox                       Houston, TX 77046
                                             Vice President
Robert H. Graham                                                                   TRANSFER AGENT
President and Chief Executive Officer,       Gary T. Crum
A I M Management Group Inc.                  Vice President                        A I M Fund Services, Inc.
                                                                                   P.O. Box 4739
Ruth H. Quigley                              Carol F. Relihan                      Houston, TX 77210-4739
Private Investor                             Vice President
                                                                                   CUSTODIAN
                                             Mary J. Benson
                                             Assistant Vice President and          State Street Bank and Trust Company
                                             Assistant Treasurer                   225 Franklin Street
                                                                                   Boston, MA 02110
                                             Sheri Morris
                                             Assistant Vice President and          COUNSEL TO THE FUND
                                             Assistant Treasurer
                                                                                   Kirkpatrick & Lockhart LLP
                                             Nancy L. Martin                       1800 Massachusetts Avenue, N.W.
                                             Assistant Secretary                   Washington, D.C. 20036-1800

                                             Ofelia M. Mayo                        COUNSEL TO THE TRUSTEES
                                             Assistant Secretary
                                                                                   Paul, Hastings, Janofsky & Walker LLP
                                             Kathleen J. Pflueger                  Twenty Third Floor
                                             Assistant Secretary                   555 South Flower Street
                                                                                   Los Angeles, CA 90071

                                                                                   DISTRIBUTOR

                                                                                   A I M Distributors, Inc.
                                                                                   11 Greenway Plaza
                                                                                   Suite 100

                                                                                   Houston, TX 77046

AIM FUNDS--Registered Trademark-- MAKES
INVESTING EASY


                                  OUR AUTOMATED

                               AIM INVESTOR LINE,

                                  800-246-5463,

                            PROVIDES CURRENT ACCOUNT

                           INFORMATION AND THE PRICE,

                            YIELD AND TOTAL RETURN ON

                            ALL AIM FUNDS 24 HOURS A

                            DAY. YOU CAN ALSO ORDER A

                           YEAR-TO-DATE STATEMENT OF

                                 YOUR ACCOUNT.


o AIM BANK CONNECTION(SM). You can make investments in your AIM account in amounts from $50 to $100,000 without writing a check. Once you set up this convenient feature, AIM will draw the funds from your pre-authorized checking account at your request.

o AIM INTERNET CONNECT(SM). Sign up for this service and you can purchase, redeem or exchange shares of AIM funds in your current AIM account simply by accessing our Web site at www.aimfunds.com. For a retirement account, such as an IRA or 403(b), only exchanges are allowed over the Internet because of the tax-reporting and record-keeping requirements these accounts involve.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive distributions in cash, or you can reinvest them in your account without paying a sales charge. Over time, the power of compounding can significantly increase the value of your account.

o AUTOMATIC INVESTMENT PLAN. You can add to your account by authorizing your AIM fund to withdraw a specified amount, minimum $50, from your bank account on a regular schedule.

o EASY ACCESS TO YOUR MONEY. You can redeem shares of your AIM fund any day the New York Stock Exchange is open. The value of the shares may be more or less than their original cost depending on market conditions.

o EXCHANGE PRIVILEGE. As your investment goals change, you may exchange part or all of your shares of one fund for shares of a different AIM fund within the same share class. You may make up to 10 such exchanges per calendar year.

o TAX-ADVANTAGED RETIREMENT PLANS. You can enjoy the tax advantages offered by a variety of investment plans, including Traditional IRAs, Roth IRAs and education IRAs, among others.

o E-MAIL ACCESS. You can contact us at general@aimfunds.com for general information. For account information, contact us at youraccount@aimfunds.com.

o www.aimfunds.com. Our award-winning Web site provides account information, shareholder education and fund performance information.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                           INTERNATIONAL GROWTH FUNDS                   A I M Management Group Inc. has provided
AIM Aggressive Growth Fund             AIM Advisor International Value Fund         leadership in the mutual fund industry since
AIM Blue Chip Fund                     AIM Asian Growth Fund                        1976 and managed approximately $176 billion in
AIM Capital Development Fund           AIM Developing Markets Fund                  assets for more than 7.4 million shareholders,
AIM Constellation Fund(1)              AIM Euroland Growth Fund(5)                  including individual investors, corporate
AIM Dent Demographic Trends Fund       AIM European Development Fund                clients and Financial institutions, as of March
AIM Emerging Growth Fund               AIM International Equity Fund                31, 2000.
AIM Large Cap Growth Fund              AIM Japan Growth Fund                            The AIM Family of Funds--Registered
AIM Large Cap Opportunities Fund       AIM Latin American Growth Fund               Trademark--is distributed nationwide, and AIM
AIM Mid Cap Equity Fund                                                             today is the eighth-largest mutual fund complex
AIM Mid Cap Growth Fund                GLOBAL GROWTH FUNDS                          in the United States in assets under management
AIM Mid Cap Opportunities Fund(2)      AIM Global Aggressive Growth Fund            according to Strategic Insight, an independent
AIM Select Growth Fund                 AIM Global Growth Fund                       mutual fund monitor.
AIM Small Cap Growth Fund(3)           AIM Global Trends Fund(6)
AIM Small Cap Opportunities Fund(4)
AIM Value Fund                         GLOBAL GROWTH & INCOME FUNDS
AIM Weingarten Fund                    AIM Global Utilities Fund

GROWTH & INCOME FUNDS                  GLOBAL INCOME FUNDS
AIM Advisor Flex Fund                  AIM Global Income Fund
AIM Advisor Real Estate Fund           AIM Strategic Income Fund
AIM Balanced Fund
AIM Basic Value Fund                   THEME FUNDS
AIM Charter Fund                       AIM Global Consumer Products and Services Fund
                                       AIM Global Financial Services Fund
INCOME FUNDS                           AIM Global Health Care Fund
AIM Floating Rate Fund                 AIM Global Infrastructure Fund
AIM High Yield Fund                    AIM Global Resources Fund
AIM High Yield Fund II                 AIM Global Telecommunications and Technology Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your Financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--

                                                         INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

                                                                       GFS-SAR-1

AIM Distributors, Inc.